Exhibit 21

SUBSIDIARIES OF ABBOTT LABORATORIES

The following is a list of subsidiaries of Abbott Laboratories as of January 31, 2019. Abbott Laboratories is not a subsidiary of any other corporation.  Where ownership of a subsidiary is less than 100% by Abbott Laboratories or an Abbott Laboratories’ subsidiary, such has been noted by an asterisk (*).

Domestic Subsidiaries	Incorporation
Abbott Biologicals, LLC	Delaware
Abbott Cardiovascular Inc.	Delaware
Abbott Cardiovascular Systems Inc.	California
Abbott Delaware LLC	Delaware
Abbott Diabetes Care Inc.	Delaware
Abbott Diabetes Care Sales Corporation	Delaware
Abbott Equity Investments LLC	Delaware
Abbott Health Products, LLC	Delaware
Abbott Holdings LLC	Delaware
Abbott Informatics Corporation	Florida
Abbott International LLC	Delaware
Abbott Laboratories Inc.	Delaware
Abbott Laboratories International LLC	Illinois
Abbott Laboratories Pacific Ltd.	Illinois
Abbott Laboratories Residential Development Fund, Inc.	Illinois
Abbott Laboratories Services Corp.	Illinois
Abbott Management LLC	Delaware
Abbott Molecular Inc.	Delaware
Abbott Nutrition Manufacturing Inc.	Delaware
Abbott Point of Care Inc.	Delaware
Abbott Procurement LLC	Delaware
Abbott Products Operations, LLC	Delaware
Abbott Resources Inc.	Delaware
Abbott Resources International Inc.	Delaware
Abbott Universal LLC	Delaware
Abbott Vascular Inc.	Delaware
Abbott Vascular Solutions Inc.	Indiana
Abbott Ventures Inc.	Delaware
Advanced Neuromodulation Systems, Inc.	Texas
AGA Medical Corporation	Minnesota
AGA Medical Holdings, Inc.	Delaware
Alere Connect, LLC	Delaware
Alere Holdco, Inc.	Delaware
Alere Home Monitoring, Inc.	Delaware
Alere Inc.	Delaware
Alere Informatics, Inc.	Virginia
Alere International Holding Corp.	Delaware
Alere North America, LLC	Delaware
Alere Phoenix ACQ, Inc.	Delaware
Alere San Diego, Inc.	Delaware
Alere Scarborough, Inc.	Delaware
Alere Toxicology Services, Inc.	Louisiana
Alere Toxicology, Inc.	Florida
Alere US Holdings, LLC	Delaware
Amedica Biotech, Inc.	California
Ameditech Inc.	California
American Medical Supplies, Inc.	Florida
AML Medical, LLC	Delaware
APK Advanced Medical Technologies LLC	Georgia
Arriva Medical, LLC	Florida
ATS Laboratories, Inc.	Delaware
Avee Laboratories Inc.	Florida
Bioabsorbable Vascular Solutions, Inc.	Delaware
Biohealth LLC	Delaware
Biosite Incorporated	Delaware
Branan Medical Corporation	Nevada
California Property Holdings III LLC	California
CardioMEMS LLC	Delaware
Cephea Valve Technologies, Inc.	Delaware
Continuum Services LLC	Delaware
Epocal (US), Inc	Delaware
eScreen, Inc.	Delaware
Evalve International, Inc.	Delaware
Evalve, Inc.	Delaware
First Check Diagnostics, LLC	Delaware
Fournier Pharma Corp.	Delaware
Global Analytical Development LLC	Florida
Hi-Tronics Designs, Inc.	New Jersey
Ibis Biosciences LLC	Delaware

IDEV Technologies, Inc.	Delaware
IMTC Technologies, Inc.	Delaware
Innovacon, Inc.	Delaware
Instant Tech Subsidiary Acquisition Inc.	Delaware
Instant Technologies, Inc.	Virginia
Integrated Vascular Systems, Inc.	Delaware
Inverness Medical Innovations SK, LLC	Delaware
Inverness Medical Investments, LLC	Delaware
Inverness Medical, LLC	Delaware
Ionian Technologies, LLC	Delaware
Irvine Biomedical, Inc.	California
Laboratory Specialists of America, Inc.	Oklahoma
Lake Forest Investments LLC	Delaware
Lightlab Imaging, Inc.	Delaware
MediGuide, LLC	Delaware
Midwest Properties LLC	Delaware
Murex Diagnostics, Inc.	Delaware
Natural Supplement Association, LLC	Colorado
NeuroTherm LLC	Delaware
North Shore Properties, Inc.	Delaware
Pacesetter, Inc.	Delaware
PBM-Selfcare, LLC	Delaware *
PDD II, LLC	Delaware
PDD, LLC	Delaware
Pembrooke Occupational Health, Inc.	Virginia
Quality Assured Services, Inc.	Florida
Redwood Toxicology Laboratory, Inc.	California
RF Medical Holdings LLC	Delaware
RTL Holdings, Inc.	Delaware
Sealing Solutions, Inc.	Georgia
Selfcare Technology, Inc.	Delaware
SJM International, Inc.	Delaware
SJM Thunder Holding Company	Delaware
SPDH, Inc.	Delaware
Spinal Modulation LLC	Delaware
St. Jude Medical ATG, Inc.	Minnesota
St. Jude Medical Business Services, Inc.	Delaware
St. Jude Medical Europe, Inc.	Delaware
St. Jude Medical S.C., Inc.	Minnesota
St. Jude Medical, Atrial Fibrillation Division, Inc.	Minnesota
St. Jude Medical, Cardiology Division, Inc.	Delaware
St. Jude Medical, LLC	Delaware
Standing Stone, LLC	Delaware
Swan-Myers, Incorporated	Indiana
TC1 LLC	Delaware
Tendyne Holdings, Inc.	Delaware
Tendyne Medical, Inc.	Delaware
Thoratec Delaware LLC	Delaware
Thoratec LLC	California
Tobal Products Incorporated	Illinois
Topera, Inc.	Delaware
US CD LLC	Delaware *
X Technologies Inc.	Delaware
ZonePerfect Nutrition Company	Delaware

Foreign Subsidiaries	Incorporation
Abbott Products Algerie EURL	Algeria
Abbott Laboratories Argentina Sociedad Anónima	Argentina
Alere S.A.	Argentina
Atlas Farmacéutica S.A.	Argentina
Laboratorio Internacional Argentino S.A.	Argentina
Metropolitana Farmacéutica S.A.	Argentina
Murex Argentina S.A.	Argentina*
Novamedi S.A.	Argentina*
Polygon Labs S.A.	Argentina
St. Jude Medical Argentina S.A.	Argentina
Abbott Australasia Pty Ltd	Australia
Abbott Medical Australia Pty. Ltd.	Australia
Alere Holdings Pty Limited	Australia
Inverness Medical Innovations Australia Pty, Ltd.	Australia
Abbott Gesellschaft m.b.H.	Austria
Abbott Medical Austria Ges.m.b.H.	Austria
Alere GmbH (Austria)	Austria
Normann Pharma-Handels GmbH	Austria
St. Jude Medical Export Ges.m.b.H.	Austria

W&R Pharma Handels GmbH	Austria
Abbott Bahamas Overseas Businesses Corporation	Bahamas
Abbott Holdings Limited	Bahamas
Abbott Laboratories (Bangladesh) Limited	Bangladesh*
Alere Bangladesh Limited	Bangladesh*
Abbott Financial Holdings SRL	Barbados
Murex Diagnostics International Inc.	Barbados
Abbott	Belgium
Abbott Belgian Investments	Belgium
Abbott Medical Belgium	Belgium
Abbott Vascular International	Belgium
AGA Medical Belgium	Belgium
Alere Health BVBA	Belgium
Alere Medical BVBA	Belgium
Endocardial Solutions	Belgium
St. Jude Medical Coordination Center	Belgium
Abbott Bermuda Holding Ltd.	Bermuda
Abbott Diagnostics International, Ltd.	Bermuda
Abbott Healthcare (Puerto Rico) Ltd.	Bermuda
Abbott International Enterprises, Ltd.	Bermuda
Abbott International Holdings Limited	Bermuda
Abbott Ireland	Bermuda
Abbott Strategic Opportunities Limited	Bermuda
Alere Holdings Bermuda Limited	Bermuda
ATS Bermuda Holdings Limited	Bermuda
Pharmatech Boliviana, S.A.	Bolivia
Abbott društvo sa ogranicenom odgovornošcu za trgovinu i usluge	Bosnia and Herzegovina
Abbott Laboratórios do Brasil Ltda.	Brazil
Alere S/A	Brazil*
Farmacologia Em Aquicultura Veterinária Ltda.	Brazil
St. Jude Medical Brasil Ltda.	Brazil
American Pharmacist Inc.	British Virgin Islands
Rich Horizons International Limited	British Virgin Islands
Abbott Informatics Canada, Inc	Canada
Abbott International Corporation	Canada
Abbott Laboratories, Limited - Laboratoires Abbott, Limitée	Canada
Abbott Medical Canada, Inc./ Médicale Abbott Canada, Inc.	Canada
Abbott Point of Care Canada Limited	Canada
Alere ULC	Canada
eScreen Canada ULC	Canada
Inverness Canadian Acquisition Corporation	Canada
Abbott Laboratories (Chile) Holdco (Dos) SpA	Chile
Abbott Laboratories (Chile) Holdco SpA	Chile
Abbott Laboratories de Chile Limitada	Chile
Antares S.A.	Chile*
Aquagestion Capacitación S.A.	Chile
Aquagestion S.A.	Chile
Banco de Vida S.A.	Chile*
Bioalgae S.A.	Chile*
CFR Chile S.A.	Chile
Consorcio Tecnológico en Biomedicina Clinico-Molecular S.A.	Chile*
Dextech S.A.	Chile*
Esprit de Vie S.A.	Chile
Farmacología en Aquacultura Veterinaria FAV S.A.	Chile
Igloo Zone Chile S.A.	Chile
Instituto de Criopreservación de Chile S.A.	Chile
Inversiones K2 SpA	Chile
Laboratorios Lafi Limitada	Chile
Laboratorios Recalcine S.A.	Chile
Novasalud.com S.A.	Chile
Recben Xenerics Farmaceutica Limitada	Chile
Vida Cell Inversiones S.A.	Chile*
Vida Cell S.A.	Chile*
Abbott (Jiaxing) Nutrition Co., Ltd.	China
Abbott Laboratories Trading (Shanghai) Co., Ltd.	China
Abbott Medical (Shanghai) Co., Ltd.	China
Abbott Medical Devices Trading (Shanghai) Co., Ltd.	China
ABON Biopharm (Hangzhou) Co., Ltd.	China
Alere (Shanghai) Diagnostics Co., Ltd.	China*
Alere (Shanghai) Healthcare Management Co., Ltd.	China
Alere (Shanghai) Medical Sales Co., Ltd.	China
Alere (Shanghai) Technology Co., Ltd.	China
Alere China Co., Ltd.	China
Inverness Medical (Beijing) Co., Ltd.	China
Shandong Abbott Dairy Product Co., Ltd.	China

Shanghai Abbott Medical Devices Science and Technology Co., Ltd.	China
Shanghai Abbott Pharmaceutical Co., Ltd.	China
Shanghai Si Fa Pharmaceutical Company Limited	China
Abbott Laboratories de Colombia, S.A.	Colombia
Alere Colombia S.A.	Colombia
American Generics S.A.S.	Colombia
Distribuciones Uquifa S.A.S.	Colombia
Focus Pharmaceutical S.A.S.	Colombia
Laboratorio Franco Colombiano Lafrancol S.A.S.	Colombia
Laboratorio Synthesis S.A.S.	Colombia
Laboratorios Naturmedik S.A.S.	Colombia
Laboratorios Pauly Pharmaceutical S.A.S.	Colombia
Lafrancol Internacional S.A.S	Colombia
St. Jude Medical Colombia, Ltda.	Colombia
Abbott Healthcare Costa Rica, S.A.	Costa Rica
Abbott Vascular Limitada	Costa Rica
Gynopharm Sociedad Anonima	Costa Rica
St. Jude Medical Costa Rica Limitada	Costa Rica
Abbott Laboratories d.o.o.	Croatia
Abbott Medical Overseas Cyprus Limited	Cyprus
Abbott Overseas Cyprus Limited	Cyprus
Arvis Investments Limited	Cyprus
Abbott Laboratories, s.r.o.	Czech Republic
Alere s.r.o.	Czech Republic
Abbott Laboratories A/S	Denmark
Abbott Medical Danmark A/S	Denmark
Alere A/S	Denmark
Inversiones Komodo, S.R.L.	Dominican Republic
Lafrancol Dominicana, S.A.S.	Dominican Republic
Abbott Laboratorios del Ecuador Cia. Ltda.	Ecuador
Fadapharma del Ecuador S.A.	Ecuador
Farmacologia en Aquacultura Veterinaria FAV Ecuador S.A.	Ecuador
Laboratorio Franco Colombiano del Ecuador S.A.	Ecuador
Laboratorios Transpharm S.A.	Ecuador
Nutravida S.A.	Ecuador
Western Pharmaceuticals S.A.	Ecuador
Abbott Healthcare LLC	Egypt
Abbott Limited Egypt LLC	Egypt
Abbott Products Egypt LLC	Egypt
Abbott Products Limited	Egypt
Abbott Sociedad Anonima de Capital Variable	El Salvador
CFR Interamericas EL Salvador, Sociedad Anónima de Capital Variable	El Salvador
Abbott Medical Estonia OÜ	Estonia
Abbott Medical Finland Oy	Finland
Abbott Oy	Finland
Alere Oy Ab	Finland
Abbott France S.A.S.	France
Abbott Informatics France	France
Abbott Medical France SAS	France
Abbott Products Distribution SAS	France
Alere SAS	France
Laboratoires Fournier S.A.S.	France
Orgenics France SAS	France
Vivalsol	France
Abbott Diagnostics GmbH	Germany
Abbott GmbH & Co. KG	Germany
Abbott Holding GmbH	Germany
Abbott Informatics Germany GmbH	Germany
Abbott Laboratories GmbH	Germany
Abbott Management GmbH	Germany
Abbott Medical GmbH	Germany
Abbott Vascular Instruments Deutschland GmbH	Germany
Alere Diagnostics GmbH	Germany
Alere DoA Holding GmbH	Germany
Alere GmbH (Germany)	Germany
Alere Holding GmbH	Germany
Alere Technologies GmbH	Germany
Diagnostik Nord GmbH	Germany
Fournier Pharma GmbH	Germany
Gabmed GmbH	Germany
Topera GmbH in Liquidation	Germany
Abbott Established Products Holdings (Gibraltar) Limited	Gibraltar
Abbott Holding (Gibraltar) Limited	Gibraltar
Abbott Holding Subsidiary (Gibraltar) Limited	Gibraltar
Abbott Laboratories(Hellas) Societe Anonyme	Greece

Abbott Medical Hellas Limited Liability Trading Company	Greece
Abbott Laboratorios, S.A.	Guatemala
Lafrancol Guatemala S.A. Sociedad Anónima	Guatemala
Negocios Denia, Sociedad Anónima	Guatemala
Comercializadora y Distribuidora CFR Interamericas Honduras S.A.	Honduras
Abbott Informatics Asia Pacific Limited	Hong Kong
Abbott Laboratories Limited	Hong Kong
Abbott Medical (Hong Kong) Limited	Hong Kong
Alere HK Holdings, Ltd.	Hong Kong
Inverness Medical Innovations Hong Kong Limited	Hong Kong
Lung Fung Hong (China) Limited	Hong Kong
Abbott Hungary Korlátolt Felelősségű Társaság	Hungary
Abbott Medical Korlátolt Felelősségű Társaság	Hungary
Abbott Healthcare Private Limited	India
Abbott India Limited	India*
Alere Medical Private Limited	India
Inverness Medical Shimla Private Limited	India
St. Jude Medical India Private Limited	India
PT Alere Health	Indonesia
PT. Abbott Indonesia	Indonesia*
PT. Abbott Products Indonesia	Indonesia
Abbott Ireland Financing Designated Activity Company	Ireland
Abbott Ireland Limited	Ireland
Abbott Laboratories Vascular Enterprises	Ireland
Abbott Laboratories, Ireland, Limited	Ireland
Abbott Mature Products International Unlimited Company	Ireland
Abbott Mature Products Management Limited	Ireland
Abbott Medical Ireland Limited	Ireland
Abbott Nutrition Limited	Ireland
Abbott Products Unlimited Company	Ireland
Alere International Limited	Ireland
Alere Technologies Holdings Limited	Ireland
Apica Cardiovascular Limited	Ireland
Salviac Limited	Ireland
Abbott Informatics Technologies Ltd	Israel
Abbott Medical Laboratories LTD	Israel
Alere Connected Health Ltd.	Israel
MediGuide Ltd.	Israel
Orgenics Ltd.	Israel*
Abbott Medical Italia S.p.A.	Italy
Abbott S.r.l.	Italy
Alere S.r.l.	Italy
Alere Toxicology S.r.l.	Italy
Abbott West Indies Limited	Jamaica*
Abbott Japan Co., Ltd.	Japan
Abbott Medical Japan Co., Ltd.	Japan
Abbott Vascular Japan Co., Ltd	Japan
Alere Medical Co., Ltd.	Japan
St. Jude Medical Asia Pacific Holdings GK	Japan
Abbott Kazakhstan Limited Liability Partnership	Kazakhstan
Veropharm Limited Liability Partnership	Kazakhstan
Abbott Korea Limited	Korea, Republic of
Abbott Medical Korea Limited	Korea, Republic of
Alere Healthcare Inc.	Korea, Republic of
ALR Holdings	Korea, Republic of
Standard Diagnostics, Inc.	Korea, Republic of
“Abbott Laboratories Baltics”	Latvia
Abbott Middle East S.A.R.L.	Lebanon
UAB “Abbott Laboratories”	Lithuania
UAB “Abbott Medical Lithuania”	Lithuania
Abbott Bulgaria Luxembourg S.à r.l.	Luxembourg
Abbott Healthcare Luxembourg S.à r.l.	Luxembourg
Abbott Holding Subsidiary (Gibraltar) Limited Luxembourg S.C.S.	Luxembourg
Abbott International Luxembourg S.àr.l.	Luxembourg
Abbott Investments Luxembourg S.à r.l.	Luxembourg
Abbott Nederland Luxembourg S.à r.l.	Luxembourg
Abbott Overseas Luxembourg S.à r.l.	Luxembourg
Abbott Poland Luxembourg S.à r.l.	Luxembourg
Abbott Products Luxembourg S.à r.l.	Luxembourg
Abbott South Africa Luxembourg S.à r.l.	Luxembourg
St. Jude Medical International Holding	Luxembourg
St. Jude Medical Luxembourg	Luxembourg
St. Jude Medical Luxembourg Holdings II	Luxembourg
St. Jude Medical Luxembourg Holdings NT	Luxembourg
St. Jude Medical Luxembourg Holdings SMI S.à r.l.	Luxembourg

St. Jude Medical Luxembourg Holdings TC S.à r.l.	Luxembourg
Abbott Laboratories (Malaysia) Sdn. Bhd.	Malaysia
Abbott Medical (Malaysia) Sdn. Bhd.	Malaysia
Alere Health Sdn Bhd	Malaysia
St. Jude Medical Operations (Malaysia) Sdn. Bhd.	Malaysia
Yissum Holding Limited	Malta
Abbott Laboratories de México, S.A. de C.V.	Mexico
SJ Medical Mexico, S de R.L. de C.V.	Mexico
St. Jude Medical Mexico Business Services, S. de R.L. de C.V.	Mexico
Abbott Morocco SARL	Morocco
Abbott Laboratories (Mozambique), Limitada	Mozambique
Abbott B.V.	Netherlands
Abbott Biologicals B.V.	Netherlands
Abbott Healthcare B.V.	Netherlands
Abbott Healthcare Products B.V.	Netherlands
Abbott Holdings B.V.	Netherlands
Abbott Informatics Netherlands B.V.	Netherlands
Abbott Knoll Investments B.V.	Netherlands
Abbott Laboratories B.V.	Netherlands
Abbott Laboratories Finance B.V.	Netherlands
Abbott Laboratories Products B.V.	Netherlands
Abbott Logistics B.V.	Netherlands
Abbott Medical Nederland B.V.	Netherlands
Abbott Nederland C.V.	Netherlands
Abbott Netherlands Investments B.V.	Netherlands
Abbott Products B.V.	Netherlands
Abbott Vascular Netherlands B.V.	Netherlands
Alere Health B.V.	Netherlands
Alere Health Services B.V.	Netherlands*
Brandex Europe C.V.	Netherlands
Duphar International Research B.V.	Netherlands
Framed B.V.	Netherlands
IMTC Finance B.V.	Netherlands
IMTC Holdings B.V.	Netherlands
Nether Pharma N.P. C.V.	Netherlands
Orgenics International Holdings B.V.	Netherlands
St. Jude Medical Holdings B.V.	Netherlands
Abbott Laboratories NZ Limited	New Zealand
Abbott Medical New Zealand Limited	New Zealand
Alere Limited (New Zealand)	New Zealand
CFR Interamericas Nicaragua, Sociedad Anónima	Nicaragua
Alere Healthcare Nigeria Limited	Nigeria
Abbott Diagnostics Technologies AS	Norway
Abbott Medical Norway AS	Norway
Abbott Norge AS	Norway
Alere AS	Norway
Axis-Shield AD III AS	Norway
Axis-Shield AD IV AS	Norway
Axis-Shield AS	Norway
Scanax AS	Norway
Abbott Laboratories (Pakistan) Limited	Pakistan*
Alere Medical Pakistan (Private) Limited	Pakistan
Abbott Laboratories, C.A.	Panama
Abbott Overseas, S.A.	Panama
Caripharm Inc.	Panama
CFR Interamericas Panamá S.A.	Panama
Forestcreek Overseas S.A.	Panama
Golnorth Investments S.A.	Panama
Gynopharm de Centroamérica S.A.	Panama
Ramses Business Corp.	Panama
Saboya Enterprises Corporation	Panama
Fada Pharma Paraguay Sociedad Anonima	Paraguay
Pharma International Sociedad Anonima	Paraguay
Abbott Laboratorios S.A.	Peru
Farmindustria S.A.	Peru
Inmobiliaria Naknek S.A.C.	Peru
Lafrancol Perú S.R.L	Peru
Neosalud S.A.C.	Peru
Abbott Laboratories (Philippines)	Philippines
Abbott Products (Philippines), Inc.	Philippines
Alere Philippines, Inc.	Philippines*
Arriva Medical Philippines, Inc.	Philippines
Union-Madison Realty Company, Inc.	Philippines*
Abbott Holdings Poland Spółka z ograniczoną odpowiedzialnością	Poland
Abbott Laboratories Poland Spółka z ograniczoną odpowiedzialnością	Poland

Abbott Medical spółka z ograniczoną odpowiedzialnością	Poland
Abbott Laboratórios, Lda	Portugal
Abbott Medical (Portugal) Distribuicao de Produtos Medicos Lda	Portugal
Alere Lda	Portugal
Abbott Laboratories (Puerto Rico) Incorporated	Puerto Rico
St. Jude Medical Puerto Rico LLC	Puerto Rico
Abbott Products Romania S.R.L.	Romania
Abbott Products Limited Liability Company	Russian Federation
Garden Hills LLC	Russian Federation
Limited Liability Company “VEROPHARM”	Russian Federation
Limited Liability Company Abbott Laboratories	Russian Federation
LLC “VeroInPharm”	Russian Federation
OJSC “Voronezhkhimpharm”	Russian Federation
SC “VEROPHARM”	Russian Federation
Abbott Saudi Arabia Trading Company	Saudi Arabia*
Abbott Medical Balkan d.o.o. Beograd (Novi Beograd)	Serbia
Abbott Informatics Singapore Pte. Limited	Singapore
Abbott Laboratories (Singapore) Private Limited	Singapore
Abbott Manufacturing Singapore Private Limited	Singapore
Abbott Medical (Singapore) Pte. Ltd.	Singapore
Abbott Operations Singapore Pte. Ltd.	Singapore
Alere Pte Ltd	Singapore
Abbott Laboratories Slovakia s.r.o.	Slovakia
Abbott Laboratories družba za farmacijo in diagnostiko d.o.o.	Slovenia
Abbott Laboratories South Africa (Pty) Ltd.	South Africa
Alere Healthcare (Pty) Limited	South Africa
Murex Biotech South Africa	South Africa
Pantech (RF) (PTY) LTD	South Africa*
Abbott Doral Investments, S.L.	Spain
Abbott Informatics Spain, S.A.	Spain
Abbott Laboratories, S.A.	Spain
Abbott Medical España, S.A.	Spain
Abbott Products (Spain), S.L.	Spain
Alere Healthcare, S.L.	Spain
Alere Spain, S.L.	Spain
Farmaceutica Mont Blanc, S.L.	Spain
Igloo Zone, S.L.	Spain
Omnilab Iberia, Sociedad Limitada	Spain
Abbott Medical Sweden AB	Sweden
Abbott Scandinavia Aktiebolag	Sweden
Alere AB	Sweden
Alere Toxicology AB	Sweden
Colibri Medical Aktiebolag	Sweden
European Drug Testing Service EDTS AB	Sweden
St. Jude Medical AB	Sweden
St. Jude Medical Systems AB	Sweden
Abbott AG	Switzerland
Abbott Finance Company SA	Switzerland
Abbott Laboratories SA	Switzerland
Abbott Medical (Schweiz) AG	Switzerland
Abbott Products Operations AG	Switzerland
Alere GmbH	Switzerland
Alere Switzerland GmbH	Switzerland
SPD Swiss Precision Diagnostics GmbH	Switzerland*
St. Jude Medical GVA Sàrl	Switzerland
Thoratec Switzerland GmbH	Switzerland
Abbott Medical Taiwan Co.	Taiwan Province of China
Alere Health Corp.	Taiwan Province of China
Abbott Fund Tanzania Limited	Tanzania
Abbott Laboratories Limited	Thailand
Abbott Medical (Thailand) Co., Ltd.	Thailand
Abbott Products Tunisie S.A.R.L.	Tunisia
Abbott Laboratuarlari Ithalat Ihracat ve Ticaret Ltd.Sti	Turkey
St. Jude Medical Turkey Medikal Ürünler Ticaret Limited Sirketi	Turkey
Limited Liability Company “Abbott Ukraine”	Ukraine
Товариство з обмеженою відповідальністю «Верофарм» (ТОВ «Верофарм»)	Ukraine
St. Jude Medical Middle East DMCC	United Arab Emirates
Abbott (UK) Finance Limited	United Kingdom
Abbott (UK) Holdings Limited	United Kingdom
Abbott Asia Holdings Limited	United Kingdom
Abbott Asia Investments Limited	United Kingdom
Abbott Australasia Holdings Limited	United Kingdom
Abbott Capital India Limited	United Kingdom
Abbott Diabetes Care Limited	United Kingdom
Abbott Equity Holdings Unlimited	United Kingdom

Abbott Healthcare Products Ltd	United Kingdom
Abbott Iberian Investments (2) Limited	United Kingdom
Abbott Iberian Investments Limited	United Kingdom
Abbott Informatics Europe Limited	United Kingdom
Abbott Laboratories Limited	United Kingdom
Abbott Laboratories Trustee Company Limited	United Kingdom
Abbott Medical U.K. Limited	United Kingdom
Abbott Vascular Devices (2) Limited	United Kingdom
Abbott Vascular Devices Limited	United Kingdom
Alere AS Holdings Limited	United Kingdom
Alere BBI Holdings Limited	United Kingdom
Alere Connected Health Limited	United Kingdom
Alere Healthcare Connections Limited	United Kingdom
Alere Limited	United Kingdom
Alere Technologies Limited	United Kingdom
Alere Toxicology plc	United Kingdom
Alere UK Holdings Limited	United Kingdom
Alere UK Subco Limited	United Kingdom
Alisoc Investment & Co	United Kingdom
Axis-Shield Diagnostics Limited	United Kingdom
Axis-Shield Ltd.	United Kingdom
BBI Animal Health Limited	United Kingdom
BBI Diagnostics Group 2 Public Limited Company	United Kingdom
British Colloids Limited	United Kingdom
Concateno South Limited	United Kingdom
Concateno UK Limited	United Kingdom
Cozart Limited	United Kingdom
European Chemicals & Co	United Kingdom
Forensics Limited	United Kingdom
Fournier Pharmaceuticals Limited	United Kingdom
Globapharm & CO LP	United Kingdom
Gynocare Limited	United Kingdom
IG Innovations Limited	United Kingdom
Knoll UK Investments Unlimited	United Kingdom
Mansbridge Pharmaceuticals Limited	United Kingdom
Medscreen Holdings Limited	United Kingdom
Murex Biotech Limited	United Kingdom
Sinensix & Co.	United Kingdom
SPD Development Company Limited	United Kingdom*
Thoratec Europe Limited	United Kingdom
TwistDX Limited	United Kingdom
Unipath Limited (dba Alere International/aka Cranfield)	United Kingdom
Unipath Management Limited	United Kingdom
Unipath Pension Trustee Limited	United Kingdom
Abbott Laboratories Uruguay S.A.	Uruguay
Abbott Operations Uruguay S.R.L.	Uruguay
Bosque Bonito S.A.	Uruguay
European Services S.A.	Uruguay
Fernwood Investment S.A.	Uruguay
Kangshenyunga S.A.	Uruguay
Penagos S.A.	Uruguay
Pharmaceutical Technologies (Pharmatech) S.A.	Uruguay
Tremora S.A.	Uruguay
Tuenir S.A.	Uruguay
Abbott Laboratories, C.A.	Venezuela
Gynopharm de Venezuela, C.A.	Venezuela
3A Nutrition (Vietnam) Company Limited	Viet Nam
Domesco Medical Import-Export Joint-Stock Corporation	Viet Nam*
Glomed Pharmaceutical Company Limited	Viet Nam
Abbott Trading Company, Inc.	Virgin Islands, U.S.